EXHIBIT 10.3

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 31, 2013 (this “Amendment”), is entered into by and among Summit Midstream Holdings, LLC (the “Borrower”), The Royal Bank of Scotland plc (“RBS”), as the Administrative Agent (the “Administrative Agent”), and the Required Lenders party hereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).
RECITALS

WHEREAS, the parties hereto are parties to that certain Amended and Restated Credit Agreement, dated as of May 7, 2012 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 3, 2012, and by that certain Second Amendment to Amended and Restated Credit Agreement dated as of November 1, 2012, and as the same may from time to time be further amended, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), by and among the Borrower, the Administrative Agent, RBS, as the Collateral Agent, RBS and Bank of America, N.A. as Issuing Banks, the lenders party thereto (the “Lenders”), and the other agents party thereto;
WHEREAS, the Borrower desires to amend the Credit Agreement to extend the post-closing due date for certain documents relating to the encumbrance of Real Property more particularly described therein, required to be delivered pursuant to Section 5.12 of the Credit Agreement, and, in connection therewith, has requested that the Required Lenders agree to the amendment to the Credit Agreement set forth herein on the terms and conditions set forth herein; and
WHEREAS, the Required Lenders are willing to agree to such amendment, on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the promises and covenants set forth herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.    Amendment

Section 5.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Section 5.12    Post-Closing Conditions. The Borrower shall deliver to the Administrative Agent, on or before July 31, 2013, (i) either (A) a consent of the fee owner of the Real Property underlying the Gathering Station identified on Schedule 1.01, to GRG’s encumbering of such Real Property with a Mortgage, or (B) evidence of the acquisition of a fee interest in such Real Property by Encana Oil & Gas (USA) Inc., and (ii) a Mortgage or amendment to Mortgage granting to the Collateral Agent a first priority Lien in such Real Property, subject only to Permitted Real Property Liens.”

Section 2.    Effectiveness
This Amendment shall become effective as of the date on which each of the following conditions precedent shall have been satisfied (the “Third Amendment Effective Date”): (a) the Administrative Agent shall have received this Amendment, duly executed by the Borrower and the Required Lenders, (b) as of the Third Amendment Effective Date (and after giving effect to this Amendment), no Default or Event of Default shall have occurred and be continuing, and (c) the Borrower shall have paid all fees and expenses then due and payable to the Lenders and the Administrative Agent hereunder or under any other Loan Document, including as set forth in Section 3 hereof.
Section 3.    Fees and Expenses

The Borrower agrees to pay on demand in accordance with the terms of Section 9.05(iii) of the Credit Agreement all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation of this Amendment.
Section 4.    Effect of this Amendment

(a)    This Amendment shall be construed as an amendment to the Credit Agreement and shall be administered and applied in accordance with the terms and provisions thereof.
(b)    Except as specifically amended pursuant to the terms of this Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed.
(c)    The amendment set forth herein is limited strictly to its terms, and shall not operate as a modification or waiver of any right, power or remedy of the Lenders, the Borrower, the Administrative Agent or any other Person under the Credit Agreement or any other Loan Document, nor constitute a modification or waiver of any other provision of the Credit Agreement or any other Loan Document.
(d)    Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.
Section 5.    Representations and Warranties
The Borrower hereby represents and warrants that, as of the Third Amendment Effective Date (and after giving effect to this Amendment): (a) the representations and warranties contained in Article III of the Credit Agreement shall be true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date, and (b) no Default or Event of Default shall have occurred and be continuing.

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Section 6.    Miscellaneous
(a)    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(b)     This Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 2 hereof. Delivery of an executed counterpart to this Amendment by facsimile transmission or an electronic transmission of a PDF copy thereof shall be as effective as delivery of a manually signed original. Any such delivery shall be followed promptly by delivery of the manually signed original.
(c)     In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
(d)     The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.
(e) This Amendment is a Loan Document.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

SUMMIT MIDSTREAM HOLDINGS, LLC,
as the Borrower

By:    Summit Midstream Partners, LLC, its sole     member

By: /s/ Matt Harrison
Name: Matt Harrison
Title: Senior Vice President - CFO

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

THE ROYAL BANK OF SCOTLAND PLC,
as the Administrative Agent, Collateral Agent,     as an Issuing Bank and as a Lender

By: /s/ Sanjay Remond
Name: Sanjay Remond
Title: Authorised Signatory

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as an Issuing Bank and as a Lender

By: /s/ Michael J. Clayborne
Name: Michael J. Clayborne
Title: Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

AMEGY BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Jill McSorley
Name: Jill McSorley
Title: Senior Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

BARCLAYS BANK PLC,
as a Lender

By: /s/ Sreedhar R. Kona
Name: Sreedhar R. Kona
Title: Assistant Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

BMO HARRIS FINANCING, INC.,
as a Lender

By: /s/ Kevin Utsey
Name: Kevin Utsey
Title: Director

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Matthew Molero
Name: Matthew Molero
Title: Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

COMERICA BANK,
as a Lender

By: /s/ John S. Lesikar
Name: John S. Lesikar
Title: Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

COMPASS BANK,
as a Lender

By: /s/ Ian Payne
Name: Ian Payne
Title: Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By: /s/ Gayer D. Bellamy Jr.
Name: Gayer D. Bellamy Jr.
Title: Managing Director

By: /s/ Deborah Kross
Name: Deborah Kross
Title: Director

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Lender

By: /s/ Kevin Chichester
Name: Kevin Chichester
Title: Director

By: /s/ Calli S. Hayes
Name: Calli S. Hayes
Title: Managing Director

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

ING CAPITAL LLC,
as a Lender

By: /s/ Cheryl Labelle
Name: Cheryl Labelle
Title: Managing Director

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

MIDFIRST BANK,
as a Lender

By: /s/ Chad Dayton
Name: Chad Dayton
Title: Assistant Vice President

By: /s/ James P. Boggs
Name: James P. Boggs
Title: Senior Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

MORGAN STANLEY BANK, N.A.,
as a Lender

By: /s/ William Jones
Name: William Jones
Title: Authorized Signatory

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

REGIONS BANK,
as a Lender

By: /s/ David Valentine
Name: David Valentine
Title: Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender

By: /s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: /s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

DFW MIDSTREAM SERVICES LLC

By:    Summit Midstream Partners, LLC,
    its Managing Member

By: /s/ Matt Harrison
    Name: Matt Harrison
    Title: Senior Vice President - CFO

SUMMIT MIDSTREAM PARTNERS, LLC

By: /s/ Matt Harrison
    Name: Matt Harrison
    Title: Senior Vice President - CFO

DFW MIDSTREAM MANAGEMENT, LLC
By:    Summit Midstream Partners, LLC,
    its Managing Member

By: /s/ Matt Harrison
    Name: Matt Harrison
    Title: Senior Vice President - CFO

GRAND RIVER GATHERING, LLC

By: /s/ Matt Harrison
    Name: Matt Harrison
    Title: Senior Vice President - CFO

SUMMIT MIDSTREAM PARTNERS, LP
By:    Summit Midstream GP, LLC,
    its General Partner
By: /s/ Matt Harrison
    Name: Matt Harrison
    Title: Senior Vice President - CFO

S-19
[Signature Page to Third Amendment to Amended and Restated Credit Agreement]